Exhibit 3.1

Michigan Department of Energy, Labor & Economic Growth

Filing Endorsement

This is to Certify that the ARTICLES OF INCORPORATION - PROFIT for

CONIFER HOLDINGS, INC.

ID NUMBER: 03113N

received by facsimile transmission on October 27, 2009 is hereby endorsed

Filed on October 27, 2009 by the Administrator.

The document is effective on the date filed, unless a
subsequent effective date within 90 days after
received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27TH day of October, 2009.

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received		(FOR BUREAU USE ONLY) This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Mark R. James, Esq.

Address 380 N. Old Woodward Ave., Suite 300

City Birmingham	State MI	Zip Code 48009	Effective Date:

Document will be returned to the name and address you enter above. If left blank, document will be returned to the registered office.

ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations
(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:

CONIFER HOLDINGS, INC.

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.	Common Shares	60,000

	Preferred Shares	0

2.	A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1.	The address of the registered office is:

	968 Arlington Road	Birmingham	, Michigan	48009
	(Street Address)	(City)		(Zip Code)

2.	The mailing address of the registered office, if different than above:

			, Michigan
	(Street Address)	(City)		(Zip Code)

3.	The name of the resident agent at the registered office is:		James G. Petcoff

ARTICLE V

The name(s) and address(es) of the incorporator(s) is(are) as follows;

Name	Residence or Business Address

Mark R. James, Esq.	380 N Old Woodward Ave., Ste 300

Birmingham, Michigan 48009

ARTICLE VI (Optional, Delete if not applicable)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or an application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs.  If a majority in number representing ¾ in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (Optional, Delete if not applicable)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. A written consent shall bear the date of signature of the shareholder who signs the consent. Written consents are not effective to take corporate action unless within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation’s registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented to the action in writing. An electronic transmission consenting to an action must comply with Section 407(3).

The space below for additional Articles or for continuation of previous Articles.  Please identify any Article being continued or added. Attach additional pages if needed.

See attac

I, (We), the incorporator(s) sign my (our) name(s) this 27th day of October, 2009.

/s/ Authorized Officer

Attachment to Articles of Incorporation for Conifer Holdings, Inc.

ARTICLE VIII

No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following: (1) a breach of the directors duty of loyalty to the corporation or its shareholders; (2) acts or omissions not made in good faith or that involve intentional misconduct or a knowing violation of law; (3) a violation of §551(1) of the Michigan Business Corporation Act (“MBCA”); or (4) a transaction from which the director derived an improper personal benefit. If the MBCA is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability contained in these Articles of Incorporation, shall be eliminated or limited to the fullest extent permitted by the MBCA as so amended. No amendment or repeal of this article shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of any director occurring before the effective date of any such amendment or repeal.

Michigan Department of Energy, Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

CONIFER HOLDINGS, INC.

ID NUMBER: 03113N

received by facsimile transmission on June 2, 2010 is hereby endorsed

Filed on June 2, 2010 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 2ND day of June, 2010.
Director

Bureau of Commercial Services

Sent by Facsimile Transmission 10153

MICHIGAN DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received		(FOR BUREAU USE ONLY) This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Williams, Williams, Rattner & Plunkett, P.C.

Address 380 N. Old Woodward, Suite 300

City Birmingham	State Michigan	Zip Code 48009	EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank, document will be returned to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is:	CONIFER HOLDINGS, INC.

2.	The identification number assigned by the Bureau is:	03113N

3.	Article III of the Articles of Incorporation is hereby amended to read as follows:

“The Corporation’s authorized capital shall be 200,000 common shares,”

COMPLETE ONLY ONE OF THE FOLLOWING:

4.              Profit or Nonprofit Corporations:  For amendments adopted by unanimous consent of Incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the                                         day of                      ,                        , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this                              day of                               ,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the 1st day of June, 2010, by the: (check one of the following)

☐            shareholders at a meeting in accordance with Section 611(3) of the Act.

☒          written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act.  Written notice to shareholders who have not consented in writing has been given.  (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐            written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐            board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 1st day of June, 2010

By	/s/ James G. Petcoff
(Signature of an authorized officer or agent)

James G. Petcoff, President
(Type or Print Name)

Michigan Department of Licensing and Regulatory Affairs

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

CONIFER HOLDINGS, INC.

ID NUMBER: 03113N

received by facsimile transmission on November 26, 2013 is hereby endorsed

Filed on November 26, 2013 by the Administrator.

This document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 26TH day of November, 2013.

Alan J. Schefke, Director Corporations, Securities & Commercial Licensing Bureau
Sent by Facsimile Transmission 13330

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS CORPORATIONS, SECURITIES & COMMERCIAL LICENSING BUREAU
Date Received		This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Mark R. James, Esq.

Address 380 N. Old Woodward, Suite 300

City Birmingham	State Michigan	Zip Code 48009	Effective Date:

Document will be returned to the name and address you enter above. If left blank, document will be returned to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is:

CONIFER HOLDINGS, INC.

2.	The identification number assigned by the Bureau is:	03113N

3.	Article III of the Articles of Incorporation is hereby amended to read as follows:

The total authorized capital stock is:

1.	1,200,000 Common Shares

2.	1,000,000 Preferred Shares.

See attached for new Article IX.

COMPLETE ONLY ONE OF THE FOLLOWING:

4.              Profit or Nonprofit Corporations:  For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the                                                                  day of                                ,                                   , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this                                          day of                                 ,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the 21st day of November, 2013, by the: (check one of the following)

☒          shareholders at a meeting in accordance with Section 611(3) of the Act.

☐            written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act.  Written notice to shareholders who have not consented in writing has been given.  (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐            written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐            board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 26th day of November, 2013

By	/s/ Nicholas J. Petcoff
(Signature of an authorized officer or agent)

Nicholas J. Petcoff, EVP, Secretary
(Type or Print Name)

Article IX                                            Provisions Regarding Preferred Shares

(a)                                 Dividends.

(i)                                     To the extent not prohibited by applicable law, the holders of record of the then outstanding Preferred Shares will be entitled to receive, when, as and if declared by the Board, an annual ten (10%) percent dividend payable quarterly on the first day of each June, September, December and March (the “Quarterly Dividend Payment Dates”) in each year commencing June 1, 2014. The “Record Date” is the first (1st) day of the month immediately preceding the Quarterly Dividend Payment Date.

(ii)                                  Dividends are not cumulative.

(iii)                               The Preferred Shares are perpetual.

(iv)                              No dividend shall be paid upon or declared and set apart for any shares of Common Shares of the Corporation if the Board shall have failed duly and lawfully to declare and pay in full in cash all dividends required to be paid to the holders of the Preferred Shares.

(b)                                 Redemption Rights. All or any part of the Preferred Shares may be redeemed after 3 years from the date of issuance; at the option of the Corporation, on at least ninety (90) days’ notice (the “Redemption Notice Date”) to the holders of Preferred Shares and the payment of $10.00 per share. If less than all of the Preferred Shares are to be redeemed, the Preferred Shares shall be redeemed pro rata. At and after the Redemption Notice Date, all rights of the holders of Preferred Shares called for redemption shall cease, except for the right to receive the redemption price (without interest).

(c)                                  Voting. The Preferred Shares shall not be entitled to vote.

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS

FILING ENDORSEMENT

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

CONIFER HOLDINGS, INC.

ID NUMBER: 03113N

received by facsimile transmission on September 29, 2014 Is hereby endorsed.

Filed on September 30, 2014 by the Administrator.

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 30th day of September, 2014.

Sent by Facsimile Transmission	Alan J. Schefke, Director Corporations, Securities & Commercial Licensing Bureau

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS CORPORATIONS, SECURITIES & COMMERCIAL LICENSING BUREAU
Date Received		This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Robert S. Bick, Esq.

Address 380 N. Old Woodward, Suite 300

City Birmingham	State Michigan	Zip Code 48009	EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank, document will be returned to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is:

CONIFER HOLDINGS, INC.

2.	The identification number assigned by the Bureau is:	03113N

3.	Article IX of the Articles of Incorporation is hereby amended to read as follows:

See attached for Amended and Restated Article IX.

COMPLETE ONLY ONE OF THE FOLLOWING:

4.              Profit or Nonprofit Corporations:  For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the                                                                  day of                                ,                                   , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this                                          day of                                 ,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the 29 day of September, 2014, by the: (check one of the following)

☐            shareholders at a meeting in accordance with Section 611(3) of the Act.

☐            written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act.  Written notice to shareholders who have not consented in writing has been given.  (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐            written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☒          board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 29 day of September, 2014

By	/s/ Brian J. Roney
(Signature of an authorized officer or agent)

Brian J. Roney, President
(Type or Print Name)

ARTICLE IX

The following is a statement of the powers, preferences, rights and the qualifications, limitations and restrictions of the Preferred Shares and the Common Shares.

1.                                      Definitions.  For purposes of this Article IX, the following definitions apply:

(a)                                 “Board” means the Board of Directors of the Corporation.

(b)                                 “Change of Control” means (i) the merger or consolidation of the Corporation as a result of which the stockholders of the Corporation immediately prior to such merger or consolidation hold less than 50% of the voting capital stock of the Corporation immediately after such merger or consolidation (including a Public Merger that meets the foregoing qualifications); (ii) the sale of all or substantially all of the assets of the Corporation; or (iii) the sale of 50% or more of the outstanding shares of such voting capital stock of the Corporation or the issuance of additional shares of such voting capital stock as a result of which the stockholders of the Corporation immediately prior to such issuance hold less than 50% of such voting capital stock after such issuance.

(c)                                  “Common Shares” means all shares of the Common Stock of the Corporation.

(d)                                 “Corporation” means Conifer Holdings, Inc.

(e)                                  “Dividend” means that part of the net-earnings of the Corporation that the Board determines to distribute to the shareholders of the Corporation.

(f)                                   “Liquidation Event” shall have the meaning ascribed in Section 2(c)(i) of this Article IX.

(g)                                 “Liquidation Preference” shall have the meaning ascribed in Section 2(c)(i) of this Article IX.

(h)                                 “Original Purchase Price” means, with respect to the Preferred Shares, One Hundred Dollars ($100.00) per share.

(i)                                    “Person” means any individual, corporation, partnership, association, trust or other entity or organization.

(j)                                    “PIK Interest” shall have the meaning ascribed in Section 2(a)(i) of this Article IX.

(k)                                 “Preferred Dividend” shall have the meaning ascribed in Section 2(a)(i) of this Article IX.

(l)                                    “Preferred Shares” means all shares of the redeemable perpetual Preferred Stock of the Corporation.

(m)                             “Public Merger” means a merger or consolidation with a corporation whose stock at the time of the event is registered under the Securities Exchange Act of 1934, as amended, and is traded on the New York Stock Exchange, American Stock Exchange or NASDAQ at the time of the event.

(n)                                 “Public Offering” means an offering of any of the Common Shares of the Corporation to the general public.

(o)                                 “Redemption Notice Date” shall have the meaning ascribed in Section 2(b) of this Article IX.

(p)                                 “Redemption Price” shall have the meaning ascribed in Section 2(b) of this Article IX.

(q)                                 “Shares” shall mean all Common Shares and Preferred Shares of the Corporation.

2.                                      Preferred Shares.   Effective as of October 1, 2014:

(a)                                 Preferred Dividends and PIK Interest.

(i)                                    The Preferred Shares shall earn current interest at the annual rate of ten percent (10%)  based on the Original Purchase Price payable quarterly on the first day of each June, September, December and March while such Preferred Shares are issued and outstanding (the “Preferred Dividend”) and paid-in-kind interest that will accrue and be capitalized on the Original Purchase Price (“PIK Interest”) at the annual rate of four percent (4%) compounded quarterly.

(ii)                                The Preferred Dividend and the PIK Interest shall be cumulative.

(iii)                            The Preferred Shares are perpetual and redeemable at the option of the Corporation.

(iv)                             The PIK Interest will be payable in cash at the time of any redemption of the Preferred Shares.

(v)                                 No dividend shall be paid upon or declared and set apart for any Shares of the Corporation’s Common Shares if the Board shall have failed to pay in full in cash all cumulative Preferred Dividends required to be paid to the holders of the Preferred Shares and accrue and capitalize all PIK Interest owing to the holders of the Preferred Shares.

(b)                                 Redemption Rights.  All or any part of the Preferred Shares may be redeemed after one (1) year from the date of issuance, at the option of the Corporation, on at least thirty (30) days prior notice (the “Redemption Notice Date”) to the holders of Preferred Shares and the payment of the Original Purchase Price plus any accumulated and as yet unpaid Preferred Dividends and PIK Interest (the “Redemption Price”).  If less than all of the Preferred Shares are to be redeemed, the Preferred Shares shall be redeemed on a pro rata basis.  At and after the Redemption Notice Date, all rights of the holders of Preferred Shares with respect to such Shares of Preferred Stock that have been called for redemption shall cease, except for the right to receive the Redemption Price.

(c)                                  Liquidation Rights.

(i)                                    In the event of any liquidation, dissolution or winding up of the affairs of the Corporation (as described herein and as further described in subparagraph 2(c)(iii) hereof, a “Liquidation Event”), whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities and obligations of the Corporation, each holder of Preferred Shares then outstanding will be entitled to be paid out of the net assets of the Corporation available for distribution to its shareholders, if any, prior and in preference to any payment or declaration and setting apart for payment of any amount in respect of the Common Shares, an amount per Preferred Share (as presently constituted and as appropriately adjusted for any stock dividends, combinations, subdivisions, splits and the like with respect to the Preferred Shares) equal to the Original Purchase Price plus any accumulated and as yet unpaid Preferred Dividends and PIK Interest (the “Liquidation Preference”).  If, upon any Liquidation Event, whether voluntary or involuntary, the assets to be distributed to the holders of the Preferred Shares are insufficient to permit the payment to such holders of the full Liquidation Preference, then all of the net assets of the Corporation available for distribution to its shareholders will be distributed ratably among the holders of the Preferred Shares in proportion to the then applicable Liquidation Preference with respect to each such Preferred Share.

(ii)                                Upon completion and payment in full of the distribution required by subparagraph 2(c)(i) above, the remaining assets of the Corporation available for distribution to shareholders will be distributed among the holders of the Common Shares pro rata based on the number of Common Shares held by each.

(iii)                            The foregoing notwithstanding, the occurrence of any of the following events, shall also be deemed to be a Liquidation Event, resulting in the holders of the Preferred Shares being entitled to receive the Liquidation Preference in redemption or cancellation, as the case may be, of such Preferred Shares:

(A)                               a Change of Control; or

(B)                               a Public Offering.

(d)                                 Notice.         The Corporation shall provide each holder of record of the Preferred Shares at such holder’s address as shown in the records of the Corporation with written notice of any Liquidation Event, stating a payment date and the place where payment of the Liquidation Preference will be made. Any notice given to a holder of Preferred Shares will be deemed given when personally delivered to such holder or five (5) business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record of the Preferred Shares at his, her or its address appearing on the books of the Corporation

(e)                                  Restrictions and Limitations.  So long as any Preferred Shares remain outstanding, the prior written consent of the holders of at least eighty (80%) percent of the outstanding Preferred Shares shall be necessary for effecting or validating any of the following:

(i)                                    any amendment, alteration, or repeal of any provision of the Corporation’s Articles of Incorporation or Bylaws that alters or changes the powers, preferences, or other special rights or privileges, or restrictions of the Preferred Shares; or

(ii)                                any authorization or any designation, whether by reclassification or otherwise, of any new class or series of Shares or any other securities convertible into equity securities of the Corporation ranking senior to the Preferred Shares in right of redemption, Liquidation Preference or dividends;

(f)                                   Voting.  Except as required by Section 2(e) of this Article IX, the Preferred Shares shall not be entitled to vote or consent to any action.

3.                                      Common Shares.  Each Common Share will have one vote upon all matters to be voted on by the stockholders of the Corporation.  In the event of any Liquidation Event, upon completion and payment in full of the Liquidation Preference described in Section 2(c) of this Article IX, the remaining assets of the Corporation available for distribution to stockholders will be distributed among the holders of the Common Shares pro rata based on the number of Common Shares held by each holder of Common Shares.  Subject to the provisions set forth in Section 2(a)(iv) of this Section IX, to the extent that any dividends are declared and paid by the Corporation on its outstanding Common Shares they shall be declared and paid on the Common Shares following the payment-in-full of any Preferred Dividends and PIK Interest then owing to the holders of the Preferred Shares.

4.                                      No Impairment.  The Corporation will not amend its Articles of Incorporation or participate in any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of intentionally avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

5                                         Miscellaneous Provisions.

(a)                                 Cumulative Voting Rights.  No holder of any Shares of the Corporation shall have the right to cumulatively vote his, her or its Shares of the Corporation.

(b)                                 Restrictions on Redemption.   The Corporation, by action of its Directors, may redeem Shares of any class of stock at such price and upon such terms as may be agreed upon between the Directors and the selling stockholder or stockholders; provided however, that no Shares of any class of stock other than the Preferred Shares may be redeemed as long as there remain shares of Preferred Shares outstanding without the prior written consent of the holders of a majority of the outstanding Preferred Shares.

(c)                                  Dealings with the Corporation.  A director of the Corporation shall not be disqualified by his or her office from dealing or contracting with the Corporation either as a seller, purchaser or otherwise, nor shall any contract or transaction be void or voidable with respect to the Corporation for the reason that it is between the Corporation and one or more of its directors or officers, or between the Corporation and any other person in which one or more of its directors or any officers are directors, trustees, or officers, or have a financial or personal interest, or for the reason that one or more interested directors or officers participate in or vote at the meeting of the directors or a committee thereof which authorizes such contract or transaction, if in any such case: (a) the material facts as to his, her or their relationship or interests and as to the contract or transaction are disclosed or are known to the directors or the committee and the directors or committee, in good faith reasonably justified by such facts, authorize the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum; (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved at a meeting of the stockholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation held by persons not interested in the contract or transaction; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized or approved by the directors, a committee thereof, or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the directors, or a committee thereof which authorizes the contract or transaction.

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS
FILING ENDORSEMENT

This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

CONIFER HOLDINGS, INC.

ID NUMBER: 03113N

received by facsimile transmission on March 24, 2015 is hereby endorsed.

Filed on March 25, 2015 by the Administrator.

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 26th day of March, 2015.

Sent by Facsimile Transmission	Alan J. Schefke, Director Corporations, Securities & Commercial Licensing Bureau

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS

BUREAU OF COMMERCIAL SERVICES

Date Received

This document is effective on the date filed, unless a
subsequent effective date within 90 days after received
date is stated in the document.

Name
Dawn Short, Honigman Miller Schwartz and Cohn LLP

Address
2290 First National Building, 660 Woodward Avenue

City	State	Zip Code
Detroit	MI	48226	Effective Date:

Document will be returned to the name and address you enter above.
If left blank, document will be returned to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is:

Conifer Holdings, Inc.

2.	The identification number assigned by the Bureau is:	03113N

3.	Article IX of the Articles of Incorporation is hereby amended to read as follows:

See attached amended and restated Article IX.

COMPLETE ONLY ONE OF THE FOLLOWING:

4.              Profit or Nonprofit Corporations:  For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the                                                day of                                     ,                             , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this                                 day of                                ,

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5.             Profit Corporation Only:  Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the 24th day of March, 2015, by the: (check one of the following)

☐            shareholders at a meeting in accordance with Section 611(3) of the Act.

☒          written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act.  Written notice to shareholders who have not consented in writing has been given.  (Note:  Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of incorporation.)

☐            written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐            board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 24th day of March, 2015

By	/s/ Brian J. Roney
(Signature of an authorized officer or agent)

Brian J. Roney
(Type or Print Name)

ARTICLE IX

The following is a statement of the powers, preferences, rights and the qualifications, limitations and restrictions of the Preferred Shares and the Common Shares.

1.                                      Definitions.  For purposes of this Article IX, the following definitions apply:

(a)                                 “Board” means the Board of Directors of the Corporation.

(b)                                 “Common Shares” means shares of the Common Stock of the Corporation.

(c)                                  “Corporation” means Conifer Holdings, Inc.

(d)                                 “Dividend” means that part of the net-earnings of the Corporation that the Board determines to distribute to the shareholders of the Corporation.

(e)                                  “Liquidation Event” shall have the meaning ascribed in Section 2(c)(i) of this Article IX.

(f)                                   “Liquidation Preference” shall have the meaning ascribed in Section 2(c)(i) of this Article IX.

(g)                                 “Original Purchase Price” means, with respect to the Preferred Shares, One Hundred Dollars ($100.00) per share.

(h)                                 “Person” means any individual, corporation, partnership, association, trust or other entity or organization.

(i)                                    “PIK Interest” shall have the meaning ascribed in Section 2(a)(i) of this Article IX.

(j)                                    “Preferred Dividend” shall have the meaning ascribed in Section 2(a)(i) of this Article IX.

(k)                                 “Preferred Shares” means shares of the redeemable perpetual Preferred Stock of the Corporation.

(l)                                    “Redemption Notice Date” shall have the meaning ascribed in Section 2(b) of this Article IX.

(m)                             “Redemption Price” shall have the meaning ascribed in Section 2(b) of this Article IX.

(n)                                 “Shares” shall mean the Common Shares and/or the Preferred Shares of the Corporation.

2.                                      Preferred Shares. Effective as of October 1, 2014:

(a)                                 Preferred Dividends and PIK Interest.

(i)                                    The Preferred Shares shall earn current interest at the annual rate of ten percent (10%) based on the Original Purchase Price, payable quarterly on the first day of each June, September, December and March while such Preferred Shares are issued and outstanding (the “Preferred Dividend”) and paid-in-kind interest that will accrue and be capitalized on the Original Purchase Price (“PIK Interest”) at the annual rate of four percent (4%) compounded and accrued quarterly on the first day of each June, September, December and March while such Preferred Shares are issued and outstanding.

(ii)                                The Preferred Dividend and the PIK Interest shall be cumulative.

(iii)                            The Preferred Shares are perpetual and redeemable at the option of the Corporation, as determined by (A) a majority vote of the Board, and (B) a majority vote of the Board members who do not own of record or beneficially any of the Preferred Shares.

(iv)                             The PIK Interest will be payable in cash at the time of any redemption of the Preferred Shares.

(v)                                 No dividend shall be paid upon or declared and set apart for any of the Corporation’s Common Shares if the Board shall have failed to (A) pay in full in cash all cumulative Preferred Dividends required to be paid to the holders of the Preferred Shares, and (B) accrue and capitalize all PIK Interest due and owing to the holders of the Preferred Shares.

(b)                                 Redemption Rights. All or any part of the Preferred Shares may be redeemed after one (1) year from the date of issuance, at the option of the Corporation (as provided in Section 2(a)(iii) above), on at least thirty (30) days prior notice (the “Redemption Notice Date”) to the holders of Preferred Shares and the payment of the Original Purchase Price plus any accumulated and as yet unpaid Preferred Dividends and PIK Interest (the “Redemption Price”). If less than all of the Preferred Shares are to be redeemed, the Preferred Shares shall be redeemed from the holders on a pro rata basis. At and after the Redemption Notice Date, all rights of the holders of Preferred Shares with respect to such Shares of Preferred Stock that have been called for redemption shall cease, except for the right to receive the Redemption Price.

(c)                                  Liquidation Rights.

(i)                                    In the event of any liquidation, dissolution or winding up of the affairs of the Corporation (a “Liquidation Event”), whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities and obligations of the Corporation, each holder of Preferred Shares then outstanding will be entitled to be paid out of the net assets of the Corporation available for distribution to its shareholders, if any, prior and in preference to any payment or declaration and setting apart for payment of any amount in respect of the Common Shares, an amount per Preferred Share (as presently constituted and as appropriately adjusted for any share dividends, combinations, subdivisions, splits and the like with respect to the Preferred Shares) equal to the Original Purchase Price plus any accumulated and as yet unpaid Preferred Dividends and PIK Interest (the “Liquidation Preference”). lf, upon any Liquidation Event, the assets to be distributed to the holders of the Preferred Shares are insufficient to permit the payment to such holders of the full Liquidation Preference, then all of the net assets of the Corporation available for distribution to its shareholders will be distributed ratably among the holders of the Preferred Shares in proportion to the then applicable Liquidation Preference with respect to all Preferred Shares held by each such holder.

(ii)                                Upon completion and payment in full of the distribution required by subparagraph 2(c)(i) above, any remaining assets of the Corporation available for distribution to shareholders will be distributed among the holders of the Common Shares pro rata based on the number of Common Shares held by each such holder.

(d)                                 Notice. The Corporation shall provide each holder of record of the Preferred Shares at such holder’s address as shown in the records of the Corporation with written notice of any Liquidation Event, stating a payment date and the place where payment of the Liquidation Preference will be made. Any notice given to a holder of Preferred Shares will be deemed given when personally delivered to such holder or five (5) business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record of the Preferred Shares at his, her or its address appearing on the books of the Corporation.

(e)                                  Restrictions and Limitations. So long as any Preferred Shares remain outstanding, the prior written consent of the holders of at least eighty (80%) percent of the outstanding Preferred Shares shall be necessary for effecting or validating any of the following:

(i)                                    any amendment, alteration, or repeal of any provision of the Corporation’s Articles of Incorporation or Bylaws that alters or changes the powers, preferences, or other special rights or privileges, or restrictions of the Preferred Shares; or

(ii)                                any authorization or any designation, whether by reclassification or otherwise, of any new class or series of Shares, or any other securities convertible into equity securities of the Corporation, ranking senior to the Preferred Shares in right of redemption, Liquidation Preference or dividends;

(f)                                   Voting. Except as required by Section 2(e) of this Article IX, the Preferred Shares shall not be entitled to vote or consent to any action.

3.                                      Common Shares. Each Common Share will have one vote on all matters to be voted on by the shareholders of the Corporation. In the event of any Liquidation Event, upon completion and payment in full of the Liquidation Preference described in Section 2(c) of this Article IX, the remaining assets of the Corporation available for distribution to shareholders will be distributed among the holders of the Common Shares pro rata based on the number of Common Shares held by each holder of Common Shares. Subject to the provisions set forth in Section 2(a)(v) of this Section IX, to the extent that any dividends are declared and paid by the Corporation on its outstanding Common Shares such dividends shall be declared and paid on the Common Shares only after the payment-in-full of any Preferred Dividends and PIK Interest then owing to the holders of the Preferred Shares.

4.                                      No Impairment. The Corporation will not amend its Articles of Incorporation or participate in any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of intentionally avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

5                                         Miscellaneous Provisions.

(a)                                 Cumulative Voting Rights. No holder of any Shares of the Corporation shall have the right to cumulatively vote his, her or its Shares of the Corporation.

(b)                                 Restrictions on.Redemption. The Corporation, by .action of its Directors, may redeem Shares of any class at such price and upon such terms as may be agreed upon between the Directors and the selling shareholder or shareholders; provided however, that no Shares of any class other than the Preferred Shares may be redeemed as long as there remain Preferred Shares outstanding, without the prior written consent of the holders of a majority of the outstanding Preferred Shares.

(c)                                  Dealings with the Corporation. A director of the Corporation shall not be disqualified by his or her office from dealing or contracting with the Corporation either as a seller, purchaser or otherwise, nor shall any contract or transaction be void or voidable with respect to the Corporation for the reason that it is between the Corporation and one or more of its directors or officers, or between the Corporation and any other person in which one or more of its directors or any officers are directors, trustees, or officers, or have a financial or personal interest, or for the reason that one or more interested directors or officers participate in or vote at the meeting of the directors or a committee thereof which authorizes such contract or transaction, if in any such case: (i) the material facts as to his, her or their relationship or interests and as to the contract or transaction are disclosed or are known to the directors or the committee and the directors or committee, in good faith reasonably justified by all applicable facts, authorize the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum; (ii) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved at a meeting of the shareholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation held by persons not interested in the contract or transaction; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized or approved by the directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the directors, or a committee thereof which authorizes the contract or transaction.